UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                  August 15, 2002
                ------------------------------------------------
                Date of Report (date of earliest event reported)

                          Momentum Holdings Corporation
                -------------------------------------------------
              Exact Name of Registrant as Specified in its Charter


  Delaware                         000-23873              841434321
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State or other                   Commission File         IRS Employer
Jurisdiction of                                          Identification
 Incorporation                                              Number

            36 West 25th Street, 2nd Floor, New York, New York 10010
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            Address of Principal Executive Office, Including Zip Code

                                 (212) 414-2700
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               Registrant's Telephone Number, Including Area Code

ITEM 4.  Change in Registrant's Certifying Accountant.

         On August 15, 2002, the Company retained Pascale Razzino Alexanderson & Co., PLLC as its auditors. The decision to engage Pascale Razzino Alexanderson & Co., PLLC . was recommended and approved by the board of directors of the registrant. On May 20, 2002, the Company's former auditors, Marden Harrison & Kreuter CPAs P.C., resigned from its engagement. There were no disagreements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which would have caused the auditor to make reference to such subject matter in a report.

Item 7(c) Exhibits

            99.1  Form 8-K/A filed June 19, 2002.

            99.2  Letter from Marden Harrison & Kreuter CPAs P.C.
                      dated May 20, 2002. (Incorporated by reference.)

            99.3  Letter from Marden Harrison & Kreuter CPAs P.C.
                       dated June 19, 2002 (Incorporated by reference.)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 15, 2002


                                              MOMENTUM HOLDINGS CORPORATION


                                              By: /s/ Anthony R. Russo
                                                  -----------------------
                                                  Anthony R. Russo, President